UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2009

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Darren Olagues as Chief Financial Officer

On April 24, 2009, the Board of Directors of Cleco Corporation (the “Company” or “Cleco”) and the Board of Managers of Cleco Power LLC (“Cleco Power”) appointed Darren J. Olagues as the new Senior Vice President and Chief Financial Officer (“CFO”) of the Company and Cleco Power, respectively, effective May 7, 2009.  Effective May 7, 2009, interim CFO Russell Davis will serve as Vice President - Investor Relations and Chief Accounting Officer after serving as interim CFO since May 31, 2008.

Mr. Olagues, who is 38, has been serving as Senior Vice President of Cleco Midstream Resources LLC, the Company’s competitive wholesale generation business, since joining Cleco in July 2007.  Prior to joining Cleco, Mr. Olagues was vice president of asset management and development for Exelon Power (“Exelon”) from November 2006 to July 2007 and served as Exelon’s director of corporate development from March 2005 to October 2006. He also served as senior vice president and CFO of Sithe Energies from October 2002 to February 2005.

On July 30, 2007, the Company entered into an Executive Employment Agreement with Mr. Olagues (the “Agreement”).  In connection with his new position, the Compensation Committee of the Board of Directors approved an increase in his annualized base salary to $270,000, representing a 16.5% increase from his prior base salary, and a target Annual Incentive Plan (“Incentive Bonus”) award level of 45% of his new annualized base salary.  In addition, the Board of Directors granted Mr. Olagues 2,352 shares of restricted Cleco common stock, the restrictions on which will lapse on April 23, 2012, if Mr. Olagues remains employed by the Company on such date.  Mr. Olagues is also eligible to participate in the Company’s Supplemental Executive Retirement Plan.  Mr. Olagues’ base salary, annual cash bonus and participation in the Company’s Long-Term Incentive Compensation Plan (the “LTIP”) will be reviewed at least annually by the Compensation Committee of the Board of Directors.

If Mr. Olagues’ employment is terminated by the Company without Cause, he will receive (a) Base Compensation payable through the initial term of his Agreement, or July 30, 2010 and (b) his Incentive Bonus payable in the target amount for the year in which the termination occurs.  In addition, at his written request, the Company shall, pursuant to certain conditions, purchase his principal residence and pay or reimburse him for the cost of relocation.  Also, the Company shall, pursuant to certain conditions, pay the continuation coverage premium if Mr. Olagues and/or his dependents elect to continue group medical coverage.  Mr. Olagues shall also be fully vested for purposes of any service or similar requirement imposed under the Supplemental Executive Retirement Plan.

If Mr. Olagues’ employment is terminated by the Company for Good Reason, a term used in connection with a Change in Control, or without Cause at anytime within the 60-day period preceding or 36-month period following a Change in Control he will receive (a) an amount equal to three times the sum of his base compensation and target bonus (as defined in the Agreement), (b) coverage, for a certain period of time, for him and his dependents under the Company’s or an

Affiliate’s group medical plan and (c) an amount equal to three times the Company’s maximum matching contribution obligation under the Company’s 401(k) Savings and Investment Plan.  In addition, upon his departure the vesting shall be accelerated, any restrictions shall lapse and all performance objectives shall be deemed satisfied as to any outstanding grants or awards made to him under the LTIP.  Mr. Olagues shall also be fully vested for purposes of any service or similar requirement imposed under the Supplemental Executive Retirement Plan, and at his written request, the Company shall, pursuant to certain conditions, purchase his principal residence and pay or reimburse him for the cost of relocation.

If Mr. Olagues’ employment is terminated by the Company for Cause, or if he terminates employment with the Company, no payments or benefits shall be due to him from the Company, except as may be required under a separate plan or as may be required by law.

If Mr. Olagues dies or becomes disabled, he or his estate would receive his Incentive Bonus payable with respect to the year of termination, prorated to reflect his actual period of service.

Mr. Olagues is subject to a non-solicitation clause during the one-year period beginning as of the date of voluntary termination by him or an involuntary termination with Cause.

Any payment potentially due under the Agreement will be subject to a six-month delay should Mr. Olagues be a “Specified Employee” as defined under Internal Revenue Code Section 409A.  In the event of payment delay, no interest income becomes due to him.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement.

Equity Award Granted to Russell Davis

On April 24, 2009, the Board of Directors, pursuant to the terms of the LTIP, granted Russell Davis in connection with the completion of his responsibilities as Cleco’s interim CFO 4,942 shares of restricted Cleco common stock, the restrictions on which will lapse on April 23, 2012, if Mr. Davis remains employed by the Company on such date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:
10.1	Executive Employment Agreement, dated July 30, 2007, by and between Darren J. Olagues and Cleco Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: April 28, 2009	By: /s/ R. Russell Davis
R. Russell Davis
Vice President, Chief Accounting Officer & Interim CFO

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: April 28, 2009	By: /s/ R. Russell Davis
R. Russell Davis
Vice President, Chief Accounting Officer & Interim CFO

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Executive Employment Agreement, dated July 30, 2007, by and between Darren J. Olagues and Cleco Corporation.